LEASE

                                     BETWEEN

                               CENTER REALTY, L.P.

                                       AND

                               KOS PHARMACEUTICALS

DATE OF LEASE:                             MAY, 1993

LANDLORD:                                  CENTER REALTY, L.P.
                                           A New Jersey Limited Partnership
         NOTICE ADDRESS:                   300 Raritan Center Parkway
                                           P.O. Box 7815
                                           Edison, New Jersey   08818-7815

TENANT:                                    KOS PHARMACEUTICALS, INC.
         NOTICE ADDRESS:                   2 Oakwood Boulevard, Suite 150
                                           Hollywood, Florida   33020

         FEDERAL ID#:
         SIC:

         BILLING ADDRESS:                  2 Oakwood Boulevard, Suite 150
                                           Hollywood, Florida   33020
         CONTACT PERSON:                   David Bova
         PHONE #:                          305-920-7200
         FAX #:                            305-920-7272

REAL ESTATE BROKER:                        Archie Schwartz & Co.

PREMISES:                                  Referenced on "Exhibit A"
         SIZE:                             Approximately 16,922 square feet
                                           of gross space
LOCATION:                                  18 Mayfield Avenue
                                           Campus Plaza IX
                                            Raritan Center Business Park
                                           Edison, New Jersey

USE OF PREMISES:                           Office, warehouse, and pharmaceutical
                                           laboratory

TERM: Initial occupancy during the completion of work specified on "Exhibit A" hereto, and thereafter five (5) years.

BEGINNING DATE:                            July 1, 1993
ENDING DATE:

BASE MONTHLY RENT:                         $1,000.00 per month net for the
                                           Initial Occupancy Area, consisting of
                                           approximately 3, 043 square feet, as
                                           shown on "Exhibit A", until
                                           completion of work in the remaining
                                           area of the Premises as specified on
                                           "Exhibit A" hereto. Upon completion
                                           of the above referenced work
                                           specified on "Exhibit A", $5,640.66
                                           per month net for sixty (60) months.

ADDITIONAL RENT:                           7% as to the Initial Occupancy Area
                                           until completion of the work in the
                                           remaining area of the Premises
                                           specified on "Exhibit A" and then
                                           upon the completion of such work, as
                                           to the entire Premises, 39% of the
                                           total additional rent expenses for
                                           Campus Plaza IX as set forth in this
                                           Lease. The Landlord represents that
                                           the Initial Occupancy Area and the
                                           Premises constitute 7% and 39%
                                           respectively of the building referred
                                           to as Campus Plaza IX of which said
                                           areas are a part.

SECURITY DEPOSIT:                          $16,922.00, and, in addition, the
                                           Tenant shall provide the Landlord
                                           with a bank letter of credit in the
                                           amount of 5/6 of the construction
                                           costs renewed continuously until such
                                           costs have been fully paid by the
                                           Tenant in accordance with "Exhibit
                                           A".

The Landlord hereby leases the Premises to the Tenant, and the Tenant hereby leases the Premises from the Landlord, in accordance with the terms of this Lease, which consists of 13 pages and 3 exhibits.


WITNESS/ATTEST:                           LANDLORD/CENTER REALTY, L.P.

                                          By:  Federal Business Centers, Inc.
                                               Corporate General Partner



/s/                                       /s/  PETER VISCEGLIA
-------------------------                 -------------------------------------
By:                                       By:  Peter Visceglia
                                               President



WITNESS/ATTEST:                           TENANT/KOS PHARMACEUTICALS, INC.



/s/   DAVID J. BOVA                       /s/   DANIEL M. BELL
--------------------------               -------------------------------------
By:   David J. Bova                       By:   Daniel M. Bell
      Vice President                            President

                                TABLE OF CONTENTS
                                -----------------


CLAUSES                                                                    PAGE
-------------------------------------------------------------------------------

 1.   BASE RENT...........................................................  1
 2.   ADDITIONAL RENT.....................................................  1
 3.   LATE RENT...........................................................  2
 4.   ELECTRICITY AND GAS.................................................  2
 5.   SECURITY DEPOSIT....................................................  2
 6.   LIABILITY INSURANCE.................................................  2
 7.   REAL ESTATE COMMISSION..............................................  3
 8.   QUIET ENJOYMENT.....................................................  3
 9.   AVAILABILITY OF PREMISES............................................  3
 10.  USE OF PREMISES.....................................................  4
 11.  ACCESS TO PREMISES..................................................  5
 12.  LANDLORD'S REPAIRS..................................................  5
 13.  TENANT'S REPAIRS....................................................  5
 14.  ALTERATIONS.........................................................  6
 15.  SIGNS...............................................................  6
 16.  CASUALTY............................................................  7
 17.  ASSIGNMENT AND SUBLETTING...........................................  7
 18.  MORTGAGES...........................................................  9
 19.  RECORDING...........................................................  9
 20.  CONDEMNATION........................................................  9
 21.  RELOCATION..........................................................  9
 22.  RETURN OF PREMISES.................................................. 10
 23.  COMPLIANCE WITH ENVIRONMENTAL LAWS.................................. 10
 24.  RELEASE AND INDEMNIFICATION......................................... 11
 25.  DEFAULT............................................................. 12
 26.  NOTICE AND CONSENT.................................................. 14
 27.  SEVERABILITY........................................................ 14
 28.  SPACE EXPANSION OPTION.............................................. 14
 29.  TERM EXTENSION  OPTION.............................................. 15
 30.  GOVERNING LAW....................................................... 15
 31.  BINDING EFFECT OF LEASE............................................. 15
 32.  ENTIRE AGREEMENT.................................................... 15


EXHIBITS
--------

 A.   PLAN OF PREMISES AND SPECIFICATIONS.....................      EXHIBIT A
 B.   ADDITIONAL RENT EXPENSES................................      EXHIBIT B
 C.   GROUNDS AND LANDSCAPE MAINTENANCE PROGRAM...............      EXHIBIT C


                                       III

                                  1. BASE RENT


Upon signing this Lease, the Tenant shall pay the base rent due for the Initial Occupancy Area as set forth hereinbefore. After the first month of the Tenant's occupancy, the Tenant shall pay base rent for the Initial Occupancy Area on a monthly basis, in advance, on the first day of each month until the completion of work specified on "Exhibit A", at which time the Tenant shall pay the rent for the entire Premises as set forth hereinabove until the end of the Term. Base rent shall be payable without prior demand and without abatement, deduction, or setoff.

                               2. ADDITIONAL RENT

On a monthly basis, the Tenant shall pay its percentage of the additional rent expenses for the following items related to the Premises:

         (a)  municipal real estate taxes,
         (b) property casualty insurance for the replacement value of the building,
         (c)  fire sprinkler standby charges,
         (d)  central station fire sprinkler water monitoring system,
         (e)  annual fire sprinkler system tests,
         (f) full maintenance, repair, and replacement service for the heating, ventilating, and air-conditioning system, in accordance with the manufacturer's recommendations,
         (g)  common road snow removal,
         (h) grounds cleaning and landscape maintenance in accordance with the program described in "Exhibit C",
         (i) domestic water, including lawn sprinkler water, (unless the Premises are served by a separate meter in which case the Tenant shall have the meter listed in its own name, shall arrange for direct billing, and shall make direct payment),
         (j)  sewer charges,
         (k)  maintenance and electricity for outside lighting,
         (l) assessments, if any, for municipal improvements related to the building, and
         (m)  parking lot and sidewalk snow removal.

The Tenant's percentage of all additional rent expenses, other than municipal real estate taxes, is based on the total gross square footage of the Premises in relation to the total gross square footage of the building containing the Premises.

In the case of municipal real estate taxes, the Tenant shall pay its pro rata share of: a) taxes for office space within the building, if the Premises contain any office space, b) taxes for warehouse space within the building, if the Premises contain any warehouse space, c) taxes for land (the ratio of land area to improvement area is three to one), and d) taxes for any special assessments related exclusively to the Premises. The Landlord shall have the exclusive right, but not the obligation, to contest or appeal any assessment.

An estimate of the Tenant's monthly additional rent expenses is attached hereto as "Exhibit B". The Landlord shall adjust additional rent expenses on at least an annual basis, in accordance with actual expenses incurred.

                                     1 of 15

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Upon signing this Lease, the Tenant shall pay the additional rent due for the
Initial Occupancy Area as set forth hereinbefore. After the first month of the Tenant's occupancy, the Tenant shall pay additional rent as set forth hereinbefore on a monthly basis, in advance, on the first day of each month until completion of the work specified on "Exhibit A", at which time the Tenant shall pay the rent for the entire Premises as set forth hereinbefore until the end of the Term. Additional rent shall be payable without prior demand and without abatement, deduction, recoupment, or setoff.


                                  3. LATE RENT

If the Landlord does not receive payment for base rent or additional rent by the tenth day of the month, during which payment is due, then the Tenant shall pay an amount, equal to two percent (2%) of the payment due, as additional rent for the month during which payment is due, and an amount, equal to two percent (2%) of the original payment due, as additional rent for each month thereafter during which payment remains outstanding beyond the first day of the month.


                             4. ELECTRICITY AND GAS

The Tenant shall have meters listed in its own name, shall arrange for direct billing, and shall make direct payment for the following: (a) electricity for the Premises, unless the Landlord supplies a submeter, in which case the Tenant shall pay the charges for electricity to the Landlord as additional rent, (b) gas, and (c) any other utility or service used by the Tenant. The Landlord shall have the right, but not the obligation, to act on behalf of the Tenant to have the electric and gas meters listed in the Tenant's name.


                               5. SECURITY DEPOSIT

Upon signing this Lease, the Tenant shall pay the security deposit, if any, to the Landlord. During the Term, the security deposit shall be kept with the Landlord's general funds and shall not be applied by the Tenant to any base rent or additional rent. Within thirty (30) days after the end of the Term, the Landlord shall return the security deposit to the Tenant, without any interest, excluding any amount applied by the Landlord to any base rent or additional rent which is outstanding at that time.


                             6. LIABILITY INSURANCE

The Tenant, at its own expense, shall obtain and maintain a broad form, comprehensive or commercial general liability insurance policy, including contractual liability coverage. The policy shall apply to claims arising upon or in connection with the Premises or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and serve the Premises. The policy shall have a combined single limit no less than three million dollars ($3,000,000.00) without any deductible. Every five (5) years after the beginning of the Term, the Landlord may require a reasonable increase of this limit.

The Tenant, at its own expense, shall also obtain and maintain an all-risk legal liability insurance policy, if applicable, for the personal property of others which is in the care, custody, and control of the Tenant.



                                     2 of 15

Both insurance policies shall name the Landlord as an additional insured. Both policies shall be primary policies; they shall not contribute with or be in excess of any insurance policy maintained by the Landlord. Both policies shall provide coverage on an occurrence basis. Both policies shall provide that the insurance company shall notify the Landlord at least thirty (30) days in advance of the effective date of any modification or termination of the policies. Both policies shall be issued by an insurance company authorized to do business in New Jersey with a minimum A.M. Best rating of A15.

Before the beginning of the Term, and from time to time thereafter when the insurance policies are renewed or replaced, the Tenant shall provide the Landlord with a certificate of insurance which states that the policies in effect are in compliance with the terms of this Lease.


                            7. REAL ESTATE COMMISSION

The Landlord and the Tenant represent to each other that neither of them has consulted or negotiated with any real estate broker, salesperson, or finder with regard to the Premises or this Lease, except for the real estate broker set forth in this Lease. The Landlord shall pay the commission to the real estate broker set forth in this Lease.

The Landlord shall defend, indemnify, and hold the Tenant harmless from any claims for fees or commissions from anyone with whom the Landlord has dealt with regard to the Premises or this Lease. The Tenant shall defend, indemnify, and hold the Landlord harmless from any claims for fees or commissions from anyone with whom the Tenant has dealt with regard to the Premises or this Lease, except for the real estate broker set forth in this Lease.


                               8. QUIET ENJOYMENT

The Landlord shall give quiet enjoyment of the Premises to the Tenant so long as the Tenant is not in default under the terms of the Lease.


                           9. AVAILABILITY OF PREMISES

The Tenant shall occupy the Initial Occupancy Area as referenced on "Exhibit A" on the beginning date as agreed between the Landlord and the Tenant, subject to confirmation by separate letter. The remaining area of the Premises shall be available for occupancy when the same are in accordance with the plan and specifications referenced on "Exhibit A", except for normal punch list items and the Tenant pays the costs therefor due as provided for in "Exhibit A". The Tenant shall notify the Landlord of all punch list items within thirty (30) days of the date on which the Tenant first occupies the Premises. The Landlord shall remedy all punch list items as soon as reasonably possible.

If the Premises are available for occupancy before the scheduled beginning date of the Term set forth in this Lease, and if the Tenant takes possession of the Premises before the scheduled beginning date, then the beginning date shall be deemed to be changed to the actual date of occupancy, and the scheduled ending date shall remain as set forth in this Lease. If the Premises are available for occupancy as of the


                                     3 of 15
scheduled beginning date, then the scheduled beginning date and the scheduled ending date shall remain as set forth in this Lease. If the Premises are not available for occupancy by the scheduled beginning date, then the beginning date shall be deemed to be changed to the actual date of availability, and the scheduled ending date shall be deemed to be changed to the date which is five
(5) years after the last day of the month during which the Premises become available for occupancy.


                               10. USE OF PREMISES

The Tenant shall only use the Premises for the purpose set forth in this Lease.

The Tenant, at its own expense, shall:

         a) comply with all federal, state, county, and municipal laws, ordinances, rules, and regulations related to the Tenant's business and the Tenant's specific use of the Premises;
         b)   use the Premises in a safe manner;
         c) keep nothing which is dangerous or explosive or which might increase the risk of fire or other casualty at the Premises, except for quantities of such materials which are essential to the Tenant's business;
         d) comply with all reasonable requirements of the Landlord's property casualty insurance carrier;
         e) provide fire extinguishers and "No Smoking" signs in accordance with reasonable instructions from the Landlord's property casualty insurance carrier;
         f) use the Premises without causing an increase of the Landlord's property casualty insurance rates or pay the amount of any increase caused by the Tenant's use of the Premises as additional rent;
         g) use the Premises without causing a termination of the Landlord's property casualty insurance policy;
         h)   use the Premises without causing any liens to affect the Premises;
         i) maintain the Premises in a neat, clean condition, free of trash and vermin;
         j) keep the walkways, driving aisles, parking areas, and landscaped areas, which surround and serve the Premises, free of trash and free of goods, except for a trash dumpster which may be located at the rear of the parking areas;
         k) keep all trash within tied bags within a covered dumpster or container;
         l)   keep no animals at the Premises;
         m)   use only equipment which does not damage warehouse area floors;
         n) use the Premises without disturbing the possession or quiet enjoyment of any other tenant;
         o) keep all vehicles related to its business from parking on the street; p) keep all vehicles related to its business from parking on the railroad tracks, except during reasonable periods used to load or unload goods without impeding railroad traffic;
         q) park all vehicles related to its business in the parking areas for the building in accordance with reasonable, nondiscriminatory regulations established from time to time by the Landlord;
         r) shall not maintain, repair, or wash any vehicles at the Premises, except for material handling equipment; and
         s) use the Premises in accordance with reasonable, nondiscriminatory regulations established from time to time by the Landlord.


                                     4 of 15

                             11. ACCESS TO PREMISES

After providing the Tenant with reasonable advance verbal or written notice, the Landlord or its agents may enter the Premises during normal business hours to:
(a) inspect the Premises, (b) show the Premises to other persons, or (c) maintain or repair the Premises or the building. The Landlord or its agents may enter the Premises at any time in response to an emergency. The Premises shall only have locks which can be opened by the Landlord's master key.


                             12. LANDLORD'S REPAIRS

During the first twelve (12) months of the Term, if any defect or damage arises in the condition of any part of the Premises (excluding any broken glass), then the Landlord, at its own expense, shall promptly repair or replace the defective or damaged part of the Premises, unless the Tenant, its employees, its agents, or its invitees caused the defect or damage. All mechanical systems shall be in good working order at the beginning of the Term.

After the first twelve (12) months of the Terms, if any defect or damage arises in the condition of any of the following parts of the Premises: (a) foundation,
(b) floor, (c) outside paved area, (d) exterior walls, (e) roof, or (f) heating, ventilation, and air-conditioning system, then the Landlord, at its own expense, shall promptly repair or replace the defective or damaged part of the Premises, unless the Tenant, its employees, its agents, or its invitee caused the defect or damage.

The Tenant shall promptly notify the Landlord of any defect or damage in the condition of any part of the Premises which the Landlord is obligated to repair or replace under the terms of this clause. The quality of all workmanship used to make repairs and replacements shall be equal to or better than the quality of the original workmanship. The materials used shall be identical to the original materials, unless identical materials are unavailable in which case the materials shall be of equal or better quality.


                              13. TENANT'S REPAIRS

During the first twelve (12) months of the Term, the Tenant, at its own expense, shall promptly replace any broken glass.

After the first twelve (12) months of the Term, if any defect or damage arises in the condition of any part of the Premises, which the Landlord is not specifically obligated to repair or replace under the terms of this Lease, then the Tenant, at its own expense, shall promptly repair or replace the defective or damaged part of the Premises. After the first twelve (12) months of the Term, the Landlord shall assign and provide the Tenant with any guarantee or warranty, which the Landlord has obtained from a third party, related to a part of the Premises which the Tenant is obligated to repair or replace under the terms of this clause. The Tenant's obligations under the terms of this clause shall include, without limitation, repairs or replacements related to the following parts of the Premises: (a) water system, (b) plumbing system, (c) sewer system,
(d) fire sprinkler system, (e) electric system, (f) lighting system, (g) gas system, (h) windows, (I) window frames, (j) doors, (k) door frames, (l) loading dock bumpers and seals, (m) interior partition walls, and (n) interior office ceilings.


                                     5 of 15

During the entire Term or any period of occupancy, if the Tenant, its employees, its agents, or its invitees cause any defect or damage to any part of the Premises, then the Tenant, at its own expense, shall promptly repair or replace the defective or damaged part of the Premises.

The Tenant shall promptly notify the Landlord of any defect or damage in the condition of any part of the Premises which the Tenant is obligated to repair or replace under the terms of this clause. The quality of all workmanship used to make repairs and replacements shall be equal to or better than the quality of the original workmanship. The materials used shall be identical to the original materials, unless identical materials are unavailable in which case the materials shall be of equal or better quality.

For the purposes of this paragraph, the Premises shall mean only the area between the floor and the ceiling, including any roof mounted installations which service the Premises, and the interior demising walls, inclusive of windows, which area is occupied by the Tenant, and the Tenant's repair obligations as indicated herein relate only to those systems within the Premises.


                                 14. ALTERATIONS

The Tenant shall not make any alterations, additions, or improvements to the Premises without the Landlord's prior written consent which shall not be unreasonably withheld or delayed.

The Tenant, at its own expense, shall obtain all necessary permits and provide the Landlord with copies before beginning any work. All work shall be performed by contractors designated by the Landlord. All materials used shall be identical to the original materials used to construct the Premises, unless identical materials are unavailable in which case the materials shall be of equal or better quality. The Tenant, at its own expense, shall obtain a new certificate of occupancy or a certificate of approval, if necessary, upon completion of any work and shall thereafter provide the Landlord with a copy.

At the end of the Term, or upon the rightful termination of this Lease, based on written instructions from the Landlord, the Tenant, at its own expense, shall either: (a) leave any alterations, additions, or improvements at the Premises, in which case they shall be the property of the Landlord or (b) remove any alterations, additions, or improvements, and restore the Premises to their original condition, excluding normal wear and tear.

The Tenant shall promptly notify the Landlord of any lien or mechanic's notice of intention filed by a third party in relation to work or materials for the Tenant's alterations, additions, or improvements. The Tenant, at its own expense, shall have any such lien or mechanic's notice of intention discharged or bonded within thirty (30) days from the date on which the Tenant receives notice of the filing.

The Tenant shall indemnify and hold the Landlord harmless from any damage, loss, liability, or expense related to the Tenant's failure to comply with the terms of this clause.


                                    15. SIGNS

The Tenant shall not install any sign on the roof or on the outside surface of the building walls. If the Landlord has established a uniform sign program for the building, then the Tenant shall only install signs


                                     6 of 15
in accordance with that program. If the Landlord has not established a uniform sign program, then the Tenant shall not install any sign without the Landlord's prior written consent which shall not be unreasonably withheld or delayed. The Tenant, at its own expense, shall obtain all necessary permits and shall provide the Landlord with copies before making any installation.

                                  16. CASUALTY

The Landlord shall obtain and maintain property casualty insurance for the replacement value of the building, excluding any alterations, additions, or improvements made by the Tenant.

The Tenant shall promptly notify the Landlord of any fire or casualty at the Premises. If a fire or casualty destroys all or part of the Premises, then the Landlord's obligation to restore the Premises and the Tenant's obligation to pay rent shall be determined in accordance with the terms of this clause.

If the Premises can be restored within ninety (90) days from the date of the casualty, then the Landlord, at its own expense, shall restore the Premises, excluding any alterations, additions, or improvements made by the Tenant.

If the Premises cannot be restored within ninety (90) days from the date of the casualty, then the Landlord may terminate this Lease by giving notice within thirty (30) days from the date of the casualty. If the Lease is terminated, then the Landlord shall not restore the Premises for the Tenant, the Tenant shall promptly vacate the Premises, and the Tenant shall only pay base rent and additional rent due through the date of the casualty. If the Lease is not terminated, then the Landlord, at its own expense, shall restore the Premises, including the improvements made by the Landlord for the Tenant as specified on "Exhibit A"; but excluding any alterations, additions, or improvements made by the Tenant.

During any restoration, if the Tenant is able to use part of the Premises, then the Tenant shall pay base rent and additional rent for the usable part of the Premises on a pro-rata basis from the date of the casualty until the date on which the Premises are completely usable.

If the building is completely destroyed, then this Lease shall end as of the date of the casualty.

The Tenant shall not be liable to the Landlord's property casualty insurance company by way of subrogation or otherwise for any destruction of the Premises or the building, except in the case of a fire or casualty caused by the Tenant's gross negligence, intentional misconduct, or intentional breach of this Lease.


                          17. ASSIGNMENT AND SUBLETTING

The terms of this clause shall apply every time that an assignment arises by operation of law and every time that the Tenant desires to make any of the following agreements:

         a)   an assignment of all or part of this Lease;
         b)   a sublease of all or part of the Premises; or
         c) an agreement allowing a third party to use or occupy all or part of the Premises.

                                     7 of 15

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If an assignment arises by operation of law, or if the Tenant desires to make any of the above-described agreements, then the Tenant shall provide the Landlord with all of the following information in writing:

         a) an explanation of the circumstances of the assignment by operation of law or the complete terms of the proposed agreement;
         b) the standard industrial classification number(s) applicable to the proposed assignee, sublessee, or third party user,
         c) a description of any hazardous wastes or hazardous substances, as defined under N.J.S.A. 13:1K-8 or N.J.S.A. 58:10-23.11b, and the related regulations, to be used, handled, or stored at the Premises by the proposed assignee, sublessee, or third party user; and
         d) any other reasonably requested information about the assignment by operation of law, the proposed agreement, or the proposed assignee, sublessee, or third party user.

The Landlord shall respond, in writing, to the Tenant's request related to the proposed assignee, sublessee, or third party user within fourteen (14) days after the Tenant provides the above-described information.

If the proposed assignee, sublessee, or third party user does not have a standard industrial classification number subject to N.J.S.A. 13:1K-6 ET SEQ. ("ECRA"), and if no hazardous substances or hazardous wastes, as defined under N.J.S.A. 13:1K-8 or N.J.S.A. 58:10-23.11b, and the related regulations, are to be used, handled, or stored at the Premises by the proposed assignee, sublessee, or third party user, then the Landlord shall either (a) consent, (b) reasonably withhold its consent, or (c) terminate this Lease per the terms of this clause. The Landlord hereby gives its approval to an assignment of this Lease, if made by the Tenant, to Aeropharm, Inc. The Tenant shall give the Landlord notice of such assignment, if made.

If, however, the proposed assignee, sublessee, or third party user has a standard industrial classification number subject to N.J.S.A. 13:1K-6 ET SEQ. ("ECRA"), and if no hazardous substances or hazardous wastes, as defined under N.J.S.A. 13:1K-8 or N.J.S.A. 58:10-23.11b, and the related regulations, are to be used, handled, or stored at the Premises by the proposed assignee, sublessee, or third party user, then the Landlord, in its sole discretion, which may be reasonable or unreasonable, shall either (a) consent, (b) withhold its consent, or (c) terminate this Lease per the terms of this clause.

The Tenant shall not permit any assignee, sublessee, or third party user to use or take possession of all or part of the Premises, unless the Landlord has consented in writing. In addition, before any assignment by operation of law or any proposed agreement takes effect, the Tenant, at its own expense, shall either comply with N.J.S.A. 13:1K-6 ET SEQ.
("ECRA"), if applicable, or obtain approval of a nonapplicability application.

By consenting to any assignment by operation of law or any proposed agreement, the Landlord shall not be releasing the Tenant from any of its obligations under the terms of this Lease.

Consent to any one assignment by operation of law or any one proposed agreement shall not be deemed to be consent to any subsequent assignment by operation of law or any subsequent proposed agreement and shall not be deemed to be a waiver of any of the terms of this clause.

If the Landlord exercises its right of termination under the terms of this clause, and if an assignment by

                                     8 of 15

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operation of law or a proposed agreement applies to all of the Premises, then the Landlord may terminate this Lease for all of the Premises. If, however, an assignment by operation of law or a proposed agreement only applies to part of the Premises, then the Landlord may terminate this Lease for that part of the Premises covered by the assignment by operation of law or the proposed agreement, in which case the amount of base rent and the Tenant's share of additional rent shall be prorated. Any termination shall be effective sixty (60) days from the date on which the Tenant receives the Landlord's notice of termination. If the Landlord terminates this Lease for all of the Premises, then the Landlord may lease all or part of the Premises and/or any other space directly to the proposed assignee, sublessee, or third party user. If the Landlord terminates this Lease for part of the Premises, then the Landlord may lease that part of the Premises and/or any other space directly to the proposed assignee, sublessee, or third party user.

If the Landlord exercise its right of termination under the terms of this clause, then, within fourteen (14) days of the Landlord's notice of termination, the Tenant may withdraw its request related to a proposed assignee, sublessee, or third party user, by sending a written notice of withdrawal to the Landlord, in which case the Tenant's request and the Landlord's termination with respect thereto shall be void.


                                  18. MORTGAGES

Any existing or future mortgage made by the Landlord shall have priority over this Lease. Upon receipt of notice from the Tenant, the Landlord, however, shall try to obtain an agreement from any future mortgagee, indicating that the mortgagee shall not disturb the Tenant's possession of the Premises so long as the Tenant is in strict compliance with the terms of this Lease. Upon request, the Tenant shall promptly provide the Landlord's mortgagee with all reasonably requested information and representations in writing.


                                  19. RECORDING

The Tenant shall not record this Lease or any other document related to this Lease or the Premises.


                                20. CONDEMNATION

If all or part of the Premises is taken, on a permanent or a temporary basis, through a condemnation proceeding under the right of eminent domain, then the Landlord shall receive the entire payment from the condemner for the taking of the Premises. The Tenant, however, may make a claim against the condemner for relocation expenses so long as such claim does not reduce the condemner's payment to the Landlord. The Tenant waives all other claims against the Landlord and the condemner on account of the taking of the Premises.


                                 21. RELOCATION

The Landlord may relocate the Tenant to relocation premises within the Raritan Center Business Park after providing the Tenant with a notice of relocation twelve (12) months in advance of the relocation


                                     9 of 15
date. The relocation premises shall be substantially similar to the Premises and shall contain substantially the same improvements which exist at the Premises as of the relocation date. The quality of all workmanship and materials used at the relocation premises shall be equal to or better than the quality of the workmanship and materials used at the Premises. The Landlord shall pay all of the reasonable costs of relocating the Tenant's personal property.

Anything to the contrary notwithstanding, no relocation shall occur within the first twelve months or the last twelve months of the Lease without the Tenant's consent.


                             22. RETURN OF PREMISES

By the end of the Term, or upon the rightful termination of this Lease, the Tenant, at its own expense, shall return the Premises to the Landlord in the same condition as at the beginning of the Term, excluding normal wear and tear.

The Tenant shall perform all acts necessary to comply with the terms of this clause, including, without limitation: (a) removing all of the Tenant's property, including all of the Tenant's signs, (b) removing, in accordance with the Landlord's written instructions, alterations, additions, or improvements made by the Tenant, (c) removing, in accordance with the Landlord's written instructions, paint used on the windows, doors, or warehouse area floors and restoring their surfaces, (d) removing all rack bolts and restoring all affected surfaces, (e) removing all rubber from the warehouse area floors and restoring the surface, (f) repairing all interior partition walls, (g) removing all trash, and (h) leaving the Premises in a broom clean condition.

If the Term ends, or if this Lease is rightfully terminated, and if the Tenant has not substantially complied with the terms of this clause, then the Tenant shall continue to pay additional rent and fair market value base rent, which base rent shall be no less than the base rent set forth in this Lease, until the Tenant effects compliance, without any right to possession of the Premises.

If the Tenant leaves any property at the Premises after the end of the Term or after the rightful termination of this Lease, then such property shall be deemed to be abandoned. The Landlord may store, use, sell, or dispose of the abandoned property. The Tenant shall pay all expenses related to the abandoned property as additional rent.


                     23. COMPLIANCE WITH ENVIRONMENTAL LAWS

The Tenant represents, to the best of the Tenant's knowledge, that the Standard Industrial Classification ("SIC") number set forth in this Lease is the only SIC number applicable to the Tenant. The Tenant shall promptly notify the Landlord if that SIC number becomes inapplicable or if another SIC number becomes applicable.

The Tenant shall not bring or keep any hazardous substances or hazardous wastes, as defined under the provisions of N.J.S.A. 13: 1K-8 and N.J.S.A. 58:10-23.11b and the related regulations, at the Premises.


                                    10 of 15

If N.J.S.A. 13:1K-6 ET SEQ. ("ECRA") is applicable to the Premises due to the Tenant's actions or due to the expiration or rightful termination of this Lease, then the Tenant, at its own expense, shall comply with ECRA and effect all steps necessary to obtain approval of a negative declaration or a completed cleanup. The Tenant, however, shall not be responsible for any cleanup costs related to any environmental contamination caused before the beginning of the Term or caused by the Landlord at any time. If ECRA is not applicable to the Premises due to the Tenant's actions or due to the expiration or rightful termination of this Lease, then, by the end of the Term, or upon any rightful termination of this Lease, the Tenant, at its own expense, shall obtain approval of a nonapplicability application. The Tenant shall begin the process of complying with the terms of this clause no later than six (6) months prior to the expiration of the Term. The Tenant shall promptly provide the Landlord with copies of all communications to and from the New Jersey Department of Environmental Protection.

If the Term ends, or if this Lease is rightfully terminated, and if the Landlord cannot use, lease, demolish, or improve the Premises because the Tenant has not complied with ECRA, as required under the terms of this clause previously set forth, or is in the process of complying with ECRA, as required under the terms of this clause previously set forth, then the Tenant shall continue to pay additional rent and fair market value base rent, which base rent shall be no less than the base rent set forth in this Lease, until the Tenant effects compliance, without any right to possession of the Premises.

If any lien, imposed under the provisions of N.J.S.A. 58:10-23.11 ET SEQ. or imposed under the provisions of 42 U.S.C. 9601 ET SEQ., affects the Premises due to the act or neglect of the Tenant, then the Tenant shall have such lien removed within thirty (30) days from the date on which the Tenant receives notice of the lien.

The Tenant shall defend, indemnify, and hold the Landlord harmless from any claim, damage, loss, liability, or expense related to the Tenant's failure to comply with the terms of this clause. The Tenant's obligations under the terms of this clause shall survive the termination or expiration of this Lease.


                         24. RELEASE AND INDEMNIFICATION

 A. The Tenant releases the Landlord and agrees to defend, indemnify, and hold the Landlord harmless from any claim by any person for any injury, death, damage, loss, liability, or expense which (1) arises upon, about, or in connection with the Premises, (2) arises due to an occurrence during the Term or any period of occupancy by the Tenant, and (3) arises due to any of the following causes or events:

         a) a delay in completing the Premises or in obtaining a certificate of occupancy for the Premises;
         b) a delay in the delivery of possession of the Premises caused by an existing occupant at the Premises;
         c) the defective or damaged condition of any part of the Premises or the building;
         d) the stoppage, malfunction, or breakdown of any of the systems serving the Premises or the building, including, without limitation, the water system, the plumbing system, the sewer system, the drainage system, the


                                    11 of 15
              sprinkler system, the electric system, the lighting system, the gas system, or the heating, ventilating, and air-conditioning system;
         e)   the stoppage or reduction of any utility service;
         f) the active or passive, ordinary negligence of any person, including the Landlord, its employees, and its agents, except as specifically set forth in paragraph B of this clause;
         g) the gross negligence of any person, except for the Landlord, its employees, or its agents;
         h) the intentional misconduct or criminal act of any person, except for the Landlord and except for the Landlord's employees or agents acting upon the Landlord's instructions;
         i) an Act of God, force majeure, or weather condition, including, without limitation, temperature, dampness, wind, rain, lightening, sleet, snow, hail, ice, flood, tornado, hurricane, or earthquake; or
         j) falling objects, water, steam fire, smoke, explosion, vermin, strike, riot, insurrection, public enemy, or war.

B) Notwithstanding anything to the contrary contained in this clause, the Tenant's agreement to defend, indemnify, and hold the Landlord harmless shall not apply to the sole ordinary negligence of the Landlord, its employees, or its agents, as such sole ordinary negligence relates to any obligation of the Landlord, per this Lease, to construct, alter, repair, maintain, or service the Premises, the building, or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and serve the Premises. In all other instances of the ordinary negligence of the Landlord, its employees, or its agents, the Tenant's agreement to defend, indemnify, and hold the Landlord harmless shall be limited to three (3) million dollars ($3,000,m000.00) per occurrence.

C) The Tenant's release and the Tenant's agreement to defend, indemnify, and hold the Landlord harmless shall apply to all damages and expenses, including, without limitation, nominal damages, direct damages, compensatory damages, CONSEQUENTIAL DAMAGES, special damages, lost profits, incidental damages, fines, penalties, punitive damages, attorneys' fees, court costs, costs of suit, arbitration costs, and interest.

D) The Tenant's obligations under the terms of this clause shall survive the termination or expiration of this Lease.

E) The Landlord shall not be liable, by way of subrogation or otherwise, to any insurance company insuring the Tenant, and the Tenant hereby waives any such insurance company's right of recovery against the Landlord. All of the Tenant's insurance policies shall contain an endorsement waiving the insurer's subrogation rights against the Landlord.


                                   25. DEFAULT

If the Tenant does not strictly comply with all of the terms of this Lease, then the Tenant shall be in default. In addition, the Tenant shall be in default if:
a) the Tenant makes an assignment for the benefit of creditors, b) the Tenant is decreed insolvent or bankrupt according to law, or c) a receiver is appointed for the Tenant.


                                    12 of 15

If the Tenant is in default, then the Landlord may send a written notice of default to the Tenant, indicating why the Tenant is not in strict compliance with the terms of this Lease. After receiving a notice of default, the Tenant shall cure any monetary default or any non-monetary default within five (5) days. If, however, a non-monetary default cannot be cured within five (5) days, then the Tenant shall begin to cure the default within five (5) days and shall continue to diligently cure the default thereafter. If the Tenant does not perform within five (5) days after receiving a notice of default, then the Landlord may cure any default on behalf of the Tenant, in which case the cost of curing shall be payable as additional rent. In addition, the Landlord shall have a right to suspend performance of its obligations under the terms of this Lease, shall have a right of re-entry, shall have a right of termination, and shall have all other remedies available under the law.

If the Tenant has been in non-monetary default for the same reason on two (2) occasions during any twelve (12) month period during the Term, and if the Tenant is in default for the same reason on any subsequent occasion at any time during the Term, then, regardless of any cure, the Landlord shall have a right to suspend performance of its obligations under the terms of this Lease, shall have a right of re-entry, shall have a right of termination, and shall have all other remedies available under the law.

If the Tenant wrongfully occupies any property owned by the Landlord or its affiliated companies, other than the Premises, then the Tenant shall be in default and shall pay additional rent and fair market value base rent, which base rent shall be no less than the base rent set forth in this Lease, for the property wrongfully occupied for the period of occupancy.

If the Tenant is in monetary default and has vacated the Premises before the end of the Term, or if the Landlord obtains a judgment for possession of the Premises against the Tenant before the end of the Term, then the Landlord shall try to reasonably re-rent the Premises. The Tenant shall continue to pay base rent and additional rent to the Landlord until the beginning date of a new lease for the Premises or until the end of the Term, whichever comes first.

If the Landlord re-rents the Premises before the end of the Term, then, as of the beginning date of the new lease for the Premises, the Tenant shall pay the following costs as additional rent: a) reasonable administrative costs incurred to advertise and show the Premises and incurred to make the new lease, b) reasonable costs incurred to prepare the Premises for the new tenant, and c) reasonable real estate commissions paid to a broker for finding the new tenant. These costs shall be prorated for the remainder of the Term of this Lease in relation to the term of the new lease.

If the Landlord re-rents the Premises for a monthly base rent amount which is lower than the base rent amount due under the terms of this Lease, then, as of the beginning date of the new lease, the Tenant shall pay for the entire deficiency which will exist for the remainder of the Term. If the Landlord re-rents the Premises for a monthly base rent amount which is higher than the base rent amount due under the terms of this Lease, then the Tenant shall not receive any credit for the surplus toward the rent and additional rent due through the beginning date of the new lease.

The Landlord and the Tenant shall resolve any claim or controversy related to this Lease or to the Premises through a binding arbitration proceeding in Edison, New Jersey in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that the Landlord shall have the right to pursue a summary dispossession action or a distraint action in the Superior Court of New


                                    13 of 15

Jersey according to the laws of New Jersey. The Superior Court of New Jersey may enter judgment upon any decision rendered through arbitration.

The Tenant shall pay all of the Landlord's reasonable costs of enforcing the terms of this Lease as additional rent, including, without limitation, reasonable attorneys' fees and disbursements, arbitration costs, and court costs.

If the Tenant is in default, then the Landlord's delay in sending a notice of default, the Landlord's delay in starting an arbitration proceeding or a court action against the Tenant, or the Landlord's acceptance of rent shall not be a waiver of the default and shall not prevent the Landlord from enforcing the terms of this Lease.

All of the Landlord's remedies set forth in this clause are cumulative and are not exclusive of any other remedies available under the law.


                             26. NOTICE AND CONSENT

Except as specifically set forth in this Lease, all notices and consents given under the terms of this Lease shall: (a) be in writing, (b) be sent by certified mail, return receipt requested, be sent by a reputable overnight delivery service, or hand delivered to the addresses for notices set forth in this Lease, and (c) be deemed to have been given upon receipt. By giving notice, the Landlord or the Tenant may hereafter designate different or additional addresses for their respective notices.


                                27. SEVERABILITY

If any part of this Lease is contrary to law or otherwise unenforceable, then the remainder of this Lease shall remain in effect.


                           28. SPACE EXPANSION OPTION

The Landlord grants the Tenant an option to lease the area shown as Space Expansion Area on "Exhibit A". This option may only be exercised during the first year of the Term and shall obligate the Tenant for such area under the terms and conditions of this Lease pro rata for the remainder of the Term thereof. To exercise this option, the Tenant must strictly comply with the following conditions: (a) be in strict compliance with all of its obligations under the terms of the Lease on the date of exercising this option and on the date of taking possession of the Space Expansion Area, and (b) give written notice to the Landlord no later than thirty (30) days in advance of taking possession of the Space Expansion Area, indicating the Tenant's unequivocal and unconditional intention to exercise this option. If the Tenant does not strictly comply with the aforesaid conditions, then the Tenant shall not have exercised this option. If either party rightfully terminates this Lease, or if the notice deadline passes before the Tenant exercises this option, then this option shall automatically and immediately be void and shall have no further effect.


                                    14 of 15

                            29. TERM EXTENSION OPTION

The landlord grants the Tenant an option to extend the Term of the Lease for the Premises for an additional five (5) year extension period. To exercise this option, the Tenant must strictly comply with the following conditions: (a) be in strict compliance with all of its obligations under the terms of the Lease on the date of exercising this option and on the date of the beginning of the extension period, and (b) give written notice to the Landlord no later than six
(6) months in advance of the beginning of the extension period, indicating the Tenant's unequivocal and unconditional intention to exercise this option. If the Tenant does not strictly comply with the aforesaid conditions, then the Tenant shall not have exercised this option. If either party rightfully terminates this Lease, or if the notice deadline passes before the Tenant exercises this option, then this option shall automatically and immediately be void and shall have no further effect.

The base net rent for the Premises during the extension period shall be the "prevailing market rate for comparable space," per the terms of this clause. For the purpose of this clause, the "prevailing market rental rate for comparable space" shall mean the average of net rent charged by the Landlord or its related companies for comparable warehouse space and office space, whichever is applicable, in buildings comparable to the building which contains the Premises, within Raritan Center Business Park, on a per square foot basis in the last three comparable leases made by the Landlord and a new tenant represented by a real estate broker for a term of at least three years, but not more than five years, within the twelve month period immediately preceding the date which is five (5) months in advance of the beginning of the extension period.

During the extension period, the Landlord and the Tenant shall comply with all of the terms of the Lease and any supplemental agreements, in effect, except that the terms related to base net rent and the Term of the Lease shall be deemed to be amended to be consistent with the exercise of this option.


                                30. GOVERNING LAW

The terms of this Lease shall be governed, interpreted, and construed according to the laws of New Jersey.


                           31. BINDING EFFECT OF LEASE

This Lease binds the Landlord and all parties which rightfully succeed to its rights or take its place. This Lease binds the Tenant and all parties which rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of this Lease.


                              32. ENTIRE AGREEMENT

This Lease contains the entire agreement made by the Landlord and the Tenant. The terms of this Lease shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.

                                    15 of 15

                                    EXHIBIT A


                      TO LEASE BETWEEN CENTER REALTY, L.P.
                          AND KOS PHARMACEUTICALS, INC.



The Premises and the specifications related thereto are shown on the plan(s) entitled

AVAILABLE SPACE AT 18 MAYFIELD AVENUE IN CAMPUS 9, prepared by David Cochran,

dated October 5, 1992, with the latest revision date of June 17, 1993.


The Landlord, at the Tenant's expense, shall perform construction per the above referenced plans. The total cost for the construction if $249,350.00. The Tenant shall reimburse the Landlord for the cost of construction as follows:

          1)   $41,558.34 previously paid to the Landlord on August 16, 1993
          2)   $83,116.68 to be paid on October 15, 1993
          3)   $41,558.34 to be paid on December 1, 1993
          4)   $41,558.34 to be paid on February 1, 1994, and
          5)   $41,558.34 to be paid on April 1, 1994.

                                    EXHIBIT B


                 TO LEASE AGREEMENT BETWEEN CENTER REALTY, L.P.
                          AND KOS PHARMACEUTICALS, INC.


ITEM                                                         MONTHLY CHARGE
----                                                         --------------
(a) municipal real estate taxes,                                 $1,537.00

(b) property casualty insurance,                                    155.00

(c) fire sprinkler standby charges,                                  86.00

(d) central station fire sprinkler water                             45.00
    monitoring system,

(e) fire sprinkler system testing,                                    5.00

(f) full maintenance, repair, and replacement for                   329.22
    the heating, ventilating, and air-conditioning system \star\,

(g) common road snow removal,                                        23.00

(h) grounds cleaning and landscape maintenance,                     282.00

(i) domestic water, including lawn sprinkler water,                  55.00

(j) sewer charges,                                                   39.00

(k) parking lot and sidewalk snow removal.                           34.00
                                                             --------------

         TOTAL MONTHLY ADDITIONAL RENT                           $2,590.22
                                                             ==============





\star\ Maintenance includes replacement of pre-filters quarter annually and the HEPA filters annually in the laboratory space and includes annual service of the equipment in the office and warehouse areas. In addition, emergency repair service will be provided as needed on call during the Term.

\bullet\ This total represents an estimate as of May, 1993 of 39% of the total monthly additional rent charges related to Campus Plaza IX as set forth in clause 2 of the Lease.

                                    EXHIBIT C



                      TO LEASE BETWEEN CENTER REALTY, L.P.
                          AND KOS PHARMACEUTICALS, INC.

                    LANDSCAPE AND GROUNDS MAINTENANCE PROGRAM
                    FOR THE BUILDING CONTAINING THE PREMISES
            AND COMMON AREAS WITHIN THE RARITAN CENTER BUSINESS PARK


                                            1.   LAWN:

MOWING: Turf areas shall be mowed to the height of 21/2inches with a standard rotary mower. Mowing heights may be increased to 3 inches in the summer to reduce the total stress on the turf areas.

                                            Mowing will be accomplished
                                            approximately 35 times during the
                                            period between April 1 and November
                                            30.

FERTILIZATION:                              All turf areas shall be fertilized
                                            in the spring and summer at the rate
                                            of 1 pound of nitrogen per 1000
                                            square feet and in the late fall
                                            with a Weed and Feed at 2.0 pounds
                                            nitrogen per 1000 square feet.

LIMING: All turf areas shall be limed once during the year at the rate of 50 pounds per 1000 square feet.

WEED CONTROL:                               A pre-emergent crabgrass weed
                                            control shall be applied once in the
                                            early spring.

INSECT CONTROL:                             Grub and chinch bug control shall be
                                            applied, as needed.

RE-SEEDING:                                 Re-seeding and thatch removal shall
                                            be accomplished as needed. Seeding
                                            shall be at the rate of five (5)
                                            pounds per 1000 square feet.


                                            2. SIDEWALKS AND CURBS:

CLEAN-UP:                                   Clippings and other organic debris
                                            will be blown off the sidewalks
                                            after each mowing.

EDGING:                                     Edging of sidewalks shall be
                                            performed every other mowing.

WEED CONTROL:                               Weed control along the curb and rail
                                            line shall be accomplished with a
                                            chemical called Round up or its
                                            equivalent.

                                     1 of 2

                                            3. TREES AND SHRUBS:

TRIMMING:                                   Trimming around the trees and shrub
                                            beds will be performed using an
                                            herbicide and/or a mechanical
                                            device.

PRUNING:                                    All trees and shrubs shall be pruned
                                            as needed.

FERTILIZATION:                              Fertilization for trees shall be
                                            performed using Ross Daniels 16-10-
                                            9 or equivalent tree spikes.

WEED CONTROL:                               Shrub beds shall be weeded every
                                            other mowing. A pre-emergent
                                            herbicide will be applied to all
                                            beds in the spring.

                                            Broad leaf weed control shall be
                                            applied.

RE-MULCHING:                                A top dressing of shredded bark
                                            mulch shall be applied to the shrub
                                            beds.

REPLACEMENT:                                As necessary.


                                            4. SEASONAL CLEANINGS:

SPRING: Spring clean-up shall be accomplished in early April to remove all debris that has accumulated during the winter.

FALL: All clean-up shall be accomplished to remove leaves and debris that have accumulated on the turf and in the shrub beds.


                                            5. STREETS AND PARKING LOTS:

                                            Parking lots and streets will be
                                            regularly swept with an FMC street
                                            sweeper.

                                            Removal of heavy or constant trash
                                            or debris resulting from the
                                            Tenant's operation is not included
                                            in this program and shall be billed
                                            separately.


                                            6. IRRIGATION SYSTEM:

                                            The system shall be started at the
                                            beginning of the season and flushed
                                            at the end of the season. Heads
                                            shall be repaired and replaced as
                                            necessary.


                                     2 of 2

                                                                3/15/95 5:00 PM

                            SPACE EXPANSION AGREEMENT
                            -------------------------


   DATE:                                    MARCH, 1995

   LANDLORD:                                CENTER REALTY, L.P.
                                            A New Jersey Limited Partnership
                                            300 Raritan Center Parkway
                                            P.O. Box 7815
                                            Edison, New Jersey   08818-7815

   TENANT:                                  KOS PHARMACEUTICALS, INC.
                                            A Florida Corporation
                                            2 Oakwood Boulevard
                                            Suite 150
                                            Hollywood, FL   33020

                                            SIC Number

EXISTING PREMISES:                          Approximately 16,922 square feet of
                                            gross space
                                            Campus Plaza IX 18
                                            Mayfield Avenue Raritan Center
                                            Business Park Edison, New Jersey

 ADDITIONAL PREMISES:                       Approximately 4,433 square feet of
                                            gross space
                                            Campus Plaza IX Raritan
                                            Center Business Park Edison, New
                                            Jersey Referenced on "Exhibit A"

   TOTAL BASE NET RENT FOR
   THE COMBINATION OF THE
   EXISTING PREMISES AND
   THE ADDITIONAL PREMISES:                 $7,118.33 per month net

   TOTAL PERCENTAGE OF
   ADDITIONAL RENT FOR THE
   COMBINATION OF THE
   EXISTING PREMISES AND THE
   ADDITIONAL PREMISES:                     48.6% of the total additional rent
                                            expenses for Campus Plaza IX as set
                                            forth in Clause 2 of the Lease dated
                                            May, 1993

  PRIOR AGREEMENT(S)
   IN EFFECT:                               Lease dated May, 1993

                                    1 of 3

The Landlord and the Tenant hereby agree to the terms of this Agreement.

         1. The Tenant is presently occupying the Existing Premises under the terms of the Lease.

         2. On or about June 1, 1995, the Landlord, at the Tenant's expense, shall prepare the Additional Premises per the plan and specifications referenced on "Exhibit A" and shall obtain a Certificate of Occupancy for the Additional Premises. Upon the completion of all conditions necessary for the issuance of a Certificate of Occupancy, the Tenant shall lease the Additional Premises per the terms of this Agreement.

         3. Beginning as of the later of June 1, 1995, or the date of the completion of all conditions necessary for the issuance of a Certificate of Occupancy for the Additional Premises, through the end of the Term on October 31, 1998, the Tenant shall pay the Total Base Net Rent, and the Total Percentage of Additional Rent per the terms of Clause 2 of the Lease dated May, 1993, for the Combination of the Existing Premises and the Additional Premises as set forth above. The Tenant's percentage of additional rent expenses shall be forty-eight and six-tenths percent (48.6%) of the additional rent expenses incurred for the building containing the Additional Premises. An estimate of the additional rent expenses for the Combination of the Existing Premises and the Additional Premises is attached hereto as "Exhibit B".

         4. The total cost for construction is $249,150.00. The Tenant shall reimburse the Landlord for the total cost of preparing the Additional Premises ($249,150.00) as follows:

            $49,830.00 to be paid within one (1) month of completion; $49,830.00 to be paid within three (3) months of completion; $49,830.00 to be paid within five (5) months of completion; $49,830.00 to be paid within seven (7) months of completion; $49,830.00 to be paid within nine (9) months of completion;

         5. Except as specifically set forth herein, all of the other terms of the Prior Agreement(s) shall remain in effect and shall apply to the Additional Premises.

         6. This Agreement binds the Landlord and all parties which rightfully succeed to its rights or take its place. This Agreement binds the Tenant and all parties which rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of the Lease.

         7. This Agreement contains the entire agreement made by the Landlord and the Tenant. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.


                                     2 of 3

  WITNESS/ATTEST:                       LANDLORD/CENTER REALTY, L.P.

                                        By:  Federal Business Centers, Inc.
                                             General partner



  /s/ ILLEGIBLE                         /s/ PETER VISCEGLIA
  -------------------------             ---------------------------------------
                                        By:  Peter Visceglia
                                             President


  WINESS/ATTEST:                        TENANT/KOS PHARMACEUTICALS, INC.



  /s/  MARK M. SIECZKAREK               /s/ DANIEL M. BELL
  -------------------------             ---------------------------------------
                                        By:  Daniel Bell
                                             President

                                     3 of 3

                                    EXHIBIT A



                      TO SPACE EXPANSION AGREEMENT BETWEEN
                               CENTER REALTY, L.P.
                                       AND
                            KOS PHARMACEUTICALS, INC.



The Premises and the specifications related thereto are shown on the plan(s) entitled PROPOSED EXPANSION FOR KOS 18 MAYFIELD AVENUE IN CAMPUS 9 prepared by David Cochran, dated February 9, 1995, with the latest revision date of March 14, 1995.

                                    EXHIBIT B



                      TO SPACE EXPANSION AGREEMENT BETWEEN
                               CENTER REALTY, L.P.
                                       AND
                            KOS PHARMACEUTICALS, INC.


-------------------------------------------------------------------------------
                                  ITEM                                MONTHLY
                                                                       AMOUNT
-------------------------------------------------------------------------------
a)  MUNICIPAL REAL ESTATE TAXES                                       $1,762.00
-------------------------------------------------------------------------------
b)  PROPERTY CASUALTY INSURANCE                                           89.00
-------------------------------------------------------------------------------
c)  FIRE SPRINKLER STANDBY CHARGES                                       125.00
-------------------------------------------------------------------------------
d) CENTRAL STATION FIRE SPRINKLER WATER MONITORING SYSTEM                 53.00
-------------------------------------------------------------------------------
e)  FIRE SPRINKLER SYSTEM TESTING                                         18.00
-------------------------------------------------------------------------------
f)    ROUTINE MAINTENANCE AND SERVICE FOR THE HEATING, AIR-
       CONDITIONING, AND VENTILATING SYSTEM
-------------------------------------------------------------------------------
g)  COMMON ROAD SNOW REMOVAL                                              36.00
-------------------------------------------------------------------------------
h)  GROUNDS CLEANING AND LANDSCAPE MAINTENANCE                           356.00
-------------------------------------------------------------------------------
i)  DOMESTIC WATER, INCLUDING LAWN SPRINKLER WATER                        89.00
-------------------------------------------------------------------------------
j)  SEWER CHARGES                                                         54.00
-------------------------------------------------------------------------------
k)  MAINTENANCE AND ELECTRICITY FOR OUTSIDE LIGHTING                      36.00
-------------------------------------------------------------------------------
l)  PARKING LOT AND SIDEWALK SNOW REMOVAL                                125.00
-------------------------------------------------------------------------------
                TOTAL                                                 $3,161.00
-------------------------------------------------------------------------------

This total represents an estimate as of February, 1995 of 48.6% of the total monthly additional rent expenses related to Campus Plaza IX as set forth in Clause 2 of the Lease dated May, 1993.